                           UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                  ----------------------------------

                              FORM 8-K
                           Current Report


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      Date of Report: August 12, 2004
             Date of Earliest Event Reported: July 23, 2004


                     The Pep Boys - Manny, Moe & Jack
         ------------------------------------------------------
         (Exact name of registrant as specified in its charter)

            Pennsylvania               1-3381               23-0962915
   -------------------------------   -----------   ---------------------------
   (State or other jurisdiction of   (Commission   (I.R.S. Employer ID number)
    incorporation or organization)    File No.)


      3111 W. Allegheny Ave. Philadelphia, PA           19132
      ----------------------------------------        ----------
      (Address of principal executive offices)        (Zip code)

                                 215-430-9000
            ----------------------------------------------------
            (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed from last report)

Item 5.   Other Events

On August 11, 2004, Pep Boys announced a number of organizational changes that are effective immediately. George Babich, Jr. will continue to serve as the Company's President responsible for the operations side of the business.
Harry F. Yanowitz who previously served as Senior Vice President - Strategy & Business Development assumed the Chief Financial Officer title and responsibilities from Mr. Babich. The two executives, together with Hal L. Smith, Executive Vice President - Merchandising & Marketing, will constitute the newly created Office of the Chief Executive reporting directly to Chief Executive Officer Lawrence N. Stevenson. Brian D. Zuckerman, Vice President - General Counsel & Secretary, will also report directly to
Mr. Stevenson.

On July 23, 2004, the Company entered into an agreement with George Babich, Jr. indefinitely extending the term of his employment. Mr. Babich's new employment agreement provides him with (i) a position consistent with the authority and responsibilities of a President that reports to the Chief Executive Officer,
(ii) an annual base salary equal to or greater than $535,000, (iii) an annual bonus opportunity at the level established for the President, from time-to-time, under the Annual Incentive Bonus Plan (currently 50% of annual base salary) and (iv) benefits generally available to Pep Boys' other senior officers. Upon termination of the agreement prior to August 1, 2007, by Pep Boys "without cause," by Mr. Babich "with good reason" or by reason of Mr. Babich's death or disability, Mr. Babich will be paid a lump sum of $1,600,000 and all of his then outstanding unvested equity grants will become fully vested. Upon termination of the agreement between August 1, 2007 and February 4, 2012 for any reason (other than by the Company for "Cause"), Mr. Babich will be paid a lump sum of $1,600,000. During his employment and for two years thereafter, Mr. Babich has agreed to customary covenants against competition. This employment agreement is in addition to Mr. Babich's change in control agreement described in the Company's Proxy Statement filed on April 23, 2004. A copy of Mr. Babich's Employment Agreement is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.



Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits

(c) Exhibits. The following exhibits are filed with this report:

Exhibit No. 99.1    Employment Agreement between The Pep Boys-Manny, Moe & Jack and George Babich, Jr. dated July 23, 2004.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           THE PEP BOYS - MANNY, MOE & JACK


                           By: /s/ George Babich, Jr.
                               --------------------------------------
                               George Babich, Jr.
                               President
                               and Chief Financial Officer


Date:  August 12, 2004